                             *    *    *    *    *

                      PORTIONS OF THIS EXHIBIT HAVE BEEN
                       OMITTED AND FILED SEPARATELY WITH
                         THE COMMISSION PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT
                     UNDER RULE 24(B)-2. THE LOCATION OF
                       THOSE OMITTED PORTIONS IS DENOTED
                                 BY BRACKETS.

                             *    *    *    *    *

                                                                   Exhibit 10.33


                   AGREEMENT FOR ASSIGNMENT OF PATENT RIGHTS


     This Agreement for Assignment of Patent Rights ("AGREEMENT") is made effective as of the 29/th/ day of January, 2000 (the "EFFECTIVE DATE"), by and among The Brigham and Women's Hospital, Inc., a Massachusetts charitable corporation ("B&W") and AutoImmune Inc., a Delaware corporation ("AUTOIMMUNE") (sometimes collectively referred to as "SELLER") and Neuralab Limited, a Bermuda company ("BUYER").

                                    RECITALS

     A.   B&W is the owner of the Patent Rights (as defined below).

     B. AutoImmune contends that it is the exclusive licensee of the Patent Rights from B&W pursuant to a certain Amended and Restated Research and Development Agreement by and between B&W and AutoImmune dated as of September 9, 1988 and revised as of July 1, 1992 and April 14, 1995 (the "Exclusive License").

     C. In order to permit the sale and transfer of the Patent Rights from B&W to Buyer free and clear of the Exclusive License, B&W and AutoImmune wish to terminate the Exclusive License as to the Patent Rights and B&W wishes to sell and assign, and Buyer wishes to purchase and acquire, all of B&W's right, title and interest in and to the Patent Rights, free and clear of the Exclusive License.

     D. Buyer is an Affiliate (as defined below) of Elan Pharmaceuticals, Inc., a Delaware corporation ("Elan").

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the mutual agreements, representations, warranties, covenants and promises set forth below, the parties hereby represent, warrant and agree as follows:

1.   DEFINITIONS

     Terms in this Agreement that are capitalized shall have the meanings set forth below or defined elsewhere in this Agreement. All references to particular "Exhibits" and "Sections" mean Exhibits to and Sections of this Agreement.

     "AFFILIATE" shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with, that Person, provided however, that in each case any such other Person shall be considered to be an Affiliate only during he time during which such control exists. For purposes of this definition, "control" (including, with correlative meaning, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct and/or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "CLOSING DATE" is defined in Section 3.

     "CONDITION PRECEDENT" shall mean the condition precedent that, at the time that a Subsequent Payment is due, there shall not be pending any written claim from any third party (including without limitation [________________________ _________]) directed to Buyer, B&W and/or AutoImmune, claiming any interest in the Patent Rights or to the underlying inventions or technology, including any claim of any ownership, license or other rights therein, under any legal or equitable theory, whether by implication, estoppel or in any other manner.

     "EXCLUSIVE LICENSE" shall have the meaning set forth in Recital B.

     "[________________________]" shall mean that certain [____________________]
by and among [_________________________________________________________________
______________] dated [_______________].

     "PATENT RIGHTS" shall mean and include (i) all United States and foreign applications for patents listed in Exhibit A, as well as all United States and foreign patents that have or may hereafter issue in respect of such applications for patents, and (ii) all applications for patents whose subject matter in whole or in part is entitled to the benefit of the filing date(s) of any of the applications for patents listed on Exhibit A and all Untied States and foreign patents that have or may hereafter issue in respect of such applications for patents, including in each case of the foregoing clauses (i) and (ii) of this definition, without limitation, all continuations, continuations-in-part, divisional patents, substitutions, Patent Cooperation Treaty applications, United States provisional patent applications, continued prosecution applications, utility models, supplementary protection certificates, reexaminations, renewals, extensions and reissues, and all rights to sue for past or future infringement thereof.

     "PERSON" shall mean an individual or any legally recognized entity, including any corporation, partnership, limited partnership, limited liability company, association or trust.

     "SUBSEQUENT PAYMENTS" is defined in Section 2.2(b).

2.   SALE AND PURCHASE OF PATENT RIGHTS

     2.1 TERMINATION OF EXCLUSIVE LICENSE, SALE, PURCHASE AND ASSIGNMENT. Subject to the terms and conditions of this Agreement, on the Closing Date, B&W and AutoImmune shall mutually terminate the Exclusive License as to the Patent Rights in writing on such terms as they may agree upon, which are approved in writing by Buyer, and B&W shall sell, assign and transfer to Buyer, and Buyer shall purchase and acquire from B&W, B&W's entire right, title and interest in and to the Patent Rights, free and clear of the Exclusive License. It is expressly agreed that Buyer is not assuming or agreeing to pay any liabilities or obligations of B&W and/or AutoImmune of any kind.

     2.2  PURCHASE PRICE; PAYMENT; WARRANTS.

     (a) The purchase price to be paid by Buyer to AutoImmune on the Closing Date shall be $4,000,000. Such purchase price shall be paid by Buyer to AutoImmune on the Closing Date by a wire transfer of immediately available funds to such bank account(s) as AutoImmune designates in writing to Buyer. (AutoImmune has agreed to pay B&W a portion of the purchase price payments under this Agreement according to a separate agreement (the "SEPARATE AGREEMENT") by and between AutoImmune and B&W, which is and shall be of no concern of Buyer.)

     (b) Subject to the satisfaction of the Condition Precedent for each payment set forth below, Buyer shall pay AutoImmune additional subsequent payments of the purchase price as follows (collectively, the "SUBSEQUENT PAYMENTS"):

     (i) Eighteen (18) months from the Closing Date: $[_________] to AutoImmune; and

     (ii) Thirty-six (36) months from the Closing Date: $[_________] to AutoImmune.

Each such payment shall be made by a wire transfer of immediately available funds to such bank accounts as AutoImmune may designate to Buyer in writing.

     If a written claim is made such that the Condition Precedent for a given Subsequent Payment is not satisfied, the party receiving the claim shall furnish a copy thereof to the other parties and all other information with respect thereto in its possession or in the possession of its Affiliates. In the event that the Condition Precedent for a given Subsequent Payment is not satisfied as of the date indicated, upon receipt of written notice from Buyer regarding any subject third party claim(s), each party shall defend itself (using counsel of its choice) against the subject third party claim(s) and Buyer's obligation to make the corresponding Subsequent Payment shall be deferred and suspended until such time as and when the subject third party claim(s) has been finally resolved or settled to the effect that the subject third party has no claim of any ownership, license or other rights therein, under any legal or equitable theory, whether by implication, estoppel or in any other manner. Each party shall provide such assistance to the other parties (such as by making relevant documents and personnel reasonably available to the other parties and by giving testimony and otherwise providing evidence, as appropriate) as the other parties may reasonably request in connection with the defense of any such claim. Buyer shall be entitled to deduct and offset its attorneys' and experts' fees and other defense costs incurred in regard to any such claim from the Subsequent Payments.

     (c) Concurrently with each of the Subsequent Payments actually made by Buyer to AutoImmune in accordance with Section 2(b) above, AutoImmune shall issue to Buyer its (1) Common Stock Warrant to purchase up to 375,000 shares of the common stock of AutoImmune, and (II) Warrant Registration Rights Agreement, both in the respective forms attached as Exhibit B hereto; provided, however, that in the event AutoImmune is acquired prior to the date that the Common Stock Warrant is required to be issued, the Common Stock Warrant shall be issued by the entity that acquires AutoImmune and the number of shares of stock to be issued by the acquiror shall be determined under Section 7(c) of the Common Stock Warrant as if the Warrant had been issued by AutoImmune immediately prior to the acquisition.

3.   CLOSING

     The closing shall take place simultaneously with the execution and delivery hereof (such date, the "Closing Date") at the offices of Athena Neurosciences, Inc., 800 Gateway Boulevard, South San Francisco, California.

4.   REPRESENTATIONS AND WARRANTIES OF EACH PARTY

     B&W, AutoImmune and Buyer each hereby represent and warrant to the other parties that the following representations and warranties are true and correct as of the Effective Date:

     (a) Such Person is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with full power to carry on its business and activities as now being conducted;

     (b) Such Person has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder. No other act, approval or proceeding on such Person's part is or will be required to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

     (c) The execution and delivery by such Person of this Agreement will not, and the fulfillment of and compliance by it with the terms, conditions and provisions hereof will not: (i) conflict with any of the terms, conditions or provisions of such Person's articles or certificate of organization or by-laws,
(ii) violate any term, condition or provision of, or require any consent, authorization or approval under, any judicial or arbitration judgment, order, award, writ, injunction or decree applicable to it, or (iii) conflict with, result in a breach of, constitute a default under (whether with or without the giving of notice or the lapse of time or both), or accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under any document, instrument, agreement or license other than the [__________________________] or the Exclusive License (which Exclusive License shall be terminated by B&W and AutoImmune as to the Patent Rights immediately prior to the Closing as provided herein) to which it is a party or by which it is bound or to which any of its assets or properties are subject.

5.   REPRESENTATIONS AND WARRANTIES OF B&W AND AUTOIMMUNE

     B&W and AutoImmune each hereby respectively represent and warrant to Buyer separately and not collectively as to each specific matter separately identified that the following representations and warranties are true and correct as of the Effective Date:

     (a) B&W is the sole and exclusive owner of the entire right, title and interest in and to the Patent Rights, subject only to the [___________________________], the Exclusive License and any rights of the United States Government solely with respect to grant funding, if any;

     (b) AutoImmune represents and warrants that the Patent Rights are genuine and legitimate pending patent applications and it has not taken or failed to take and will not take or fail to take any action that might result in the unpatentability, invalidity and/or unenforceability of the Patent Rights against any third party. In addition, AutoImmune has received no information or claim (other than claims by the parties to this Agreement and other than the notice from the Mayo Foundation referred to in subsection (c) below) to the effect that the Patent Rights may be subject to challenge, invalid or unenforceable.

          B&W has not taken or failed to take and will not take or fail to take any action that might result in the unpatentability, invalidity and/or unenforceability of the Patent Rights against any third party. In addition, B&W has received no information or claim (other than claims by the parties to this Agreement and other than the notice from the Mayo Foundation referred to in subsection (c) below) to the effect that the Patent Rights may be subject to challenge, invalid or unenforceable;

     (c) Other than (i) a notice from the Mayo Foundation to the effect that the use of a certain mouse infringes the patent rights of Athena Neurosciences, Inc., and (ii) claims that have been made by Buyer or any of its Affiliates, and other than (A) United States Patent Nos. 5,753,624 and 5,851,996 assigned to Milkhaus Laboratories, Inc., and (B) International Application No. PCT/US91/01898 assigned to molecular RX, Inc., AutoImmune has not received any notice or claim to the effect that the inventions, discoveries, improvements or patentable subject matter covered by or included within the Patent Rights may infringe, violate or misappropriate the patent or trade secret rights of any third party.

          Other than (i) a notice from the Mayo Foundation to effect that the use of a certain mouse infringes the patent rights of Athena Neurosciences, Inc., an (ii) claims that have been made by Buyer or any of its Affiliates, and other than (A) United States Patent Nos.

5,753,624 and 5,851,996 assigned to Milkhaus Laboratories, Inc., and (B) International Application No. PCT/US91/01898 assigned to molecular RX, Inc., B&W has not received any notice or claim to the effect that the inventions, discoveries, improvements or patentable subject matter covered by or included within the Patent Rights may infringe, violate or misappropriate the patent or trade secret rights of any third party;

     (d) Other than the [___________________________] and the Exclusive License, AutoImmune has not granted any license or sublicense (including by implication, estoppel or otherwise) or entered into any contract with any third party prior to the Effective Date relating to otherwise concerning the Patent Rights.

          Other than the [___________________________] and the Exclusive
License, B&W has not granted any license or sublicense (including by implication, estoppel or otherwise) or entered into any contract with any third party prior to the Effective Date relating to or otherwise concerning the Patent Rights;

     (e) Apart from any rights of the Untied States Government with respect to grant funding, if any, or any claim (if any) of [___________________________________________________], the sale and transfer of the Patent Rights from B&W to Buyer as contemplated in this Agreement will be free and clear of the Exclusive License and any encumbrances, liens, claims or adverse interests created by AutoImmune.

          Apart from any rights of the United States Government with respect to grant funding, if any, or any claim (if any) of [___________________________________________________] the sale and transfer of the Patent Rights from B&W to Buyer as contemplated in this Agreement will be free and clear of the Exclusive License and any encumbrances, liens, claims or adverse interests created by B&W; and

     (f)(1) B&W represents and warrants with respect to the Patent Rights that it is ware of the provisions of 35 U.S.C. (S)(S) 201 through 211 (the statute) and 37 C.F.R. Part 401 (the regulations) and has determined that the Patent Rights do not constitute a "subject invention" under the statute or the regulations.

         (2) B&W undertakes, in the event that the United States were to claim that the Patent Rights do constitute a "subject invention," to resolve the claim of the United States in a manner consistent with B&W's representations and warranties in subsections (a) and (e) of this Article Five (excluding all exceptions therein respecting grant funding) using the procedure that 37 C.F.R.
(S) 401.11(d) provides.

Except as expressly provided in this Section 5, Seller makes no other representations or warranties concerning the Patent Rights including any warranties of merchantability or fitness for any particular purpose, express or implied.

5.5  REPRESENTATION AND WARRANTY OF BUYER

Buyer represents and warrants to B&W and AutoImmune that the following representation and warranty is true and correct as of the Effective Date:

     (a) Buyer has not received any written claim from any third party (including without limitation
[___________________________________________________]) directed to Buyer claiming any interest in the Patent Rights or to the underlying inventions or technology, including any claim of any ownership, license or other rights therein, under any legal or equitable theory, whether by implication, estoppel or in any other manner.

6.   BUYER'S CLOSING CONDITIONS

     The obligation of Buyer to consummate the transaction contemplated by this Agreement shall be subject to the fulfillment, or the waiver by Buyer, on or prior to the Closing Date, of the following conditions:

     6.1 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by either Person of Seller pursuant to Section 4 and 5 shall have been true and correct as of the Effective Date and shall be true and correct at and as of the Closing Date (taking into account the termination of the Exclusive License) as though made at and as of the Closing Date.

     6.2 NO ADVERSE CLAIM. There shall not be pending any written claim from any third party (including without limitation [_____________________________________________________]) directed to Buyer,
AutoImmune and/or B&W claiming any interest in the Patent Rights or in the underlying inventions or technology, including any claim of any ownership, license or other rights therein, under any legal or equitable theory, whether by implication, estoppel or in any other manner.

     6.3 INSTRUMENTS OF TERMINATION, CONVEYANCE AND ASSIGNMENT. At the Closing, B&W and AutoImmune shall have delivered to Buyer (a) a mutual termination agreement terminating the Exclusive License as to the Patent Rights in a form acceptable to Buyer, and (b) such assignment (in the form set forth in Exhibit C) and other good and sufficient instruments of conveyance, transfer and assignment, in form and substance reasonably satisfactory to Buyer and its counsel, as are effective to vest in Buyer all right, title, and interest in and to the Patent Rights, free and clear of the Exclusive License and all other encumbrances, liens, claims and adverse interest of any kind created by either Person of Seller other than any rights of the United States Government with respect to grant funding, if any, or any claim (if any) of [___________________________________________________].

     6.4 RELEASE AGREEMENT. B&W, AutoImmune, Athena Neurosciences, Inc. and Elan shall have executed and delivered a Release Agreement in the form attached hereto as Exhibit D.

     6.5 INVENTOR COOPERATION AGREEMENTS. Each of the inventors of the Patent Rights shall have executed and delivered to Buyer an Inventor Cooperation Agreement in the form attached hereto as Exhibit E.

7.   SELLER'S CLOSING CONDITIONS

     The obligations of Seller to consummate the transaction contemplated by this Agreement shall be subject to the fulfillment, or the waiver by each Person of Seller, on or prior to the Closing Date, of the following conditions:

     7.1 PURCHASE PRICE. The obligations of Seller to consummate the transactions contemplated hereby shall be subject to payment by Buyer, on the Closing Date, of the Closing Date purchase price in accordance with Section 2.2(a).

     7.2 RELEASE AGREEMENT. B&W, AutoImmune, Athena Neurosciences, Inc. and Elan shall have executed and delivered a Release Agreement in the form attached hereto as Exhibit D.

     7.3 ACCURACY OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made by Buyer pursuant to Sections 4 and 5.5 shall have been true and correct as of the Effective Date and shall be true and correct at and as of the Closing Date as though made at and as of the Closing Date.

8.   OBLIGATIONS AFTER CLOSING

     8.1 DELIVERY OF CASE FILES, COOPERATION, ETC. No later than ten (10) days after the Closing Date, B&W and AutoImmune shall each deliver to Buyer its complete files, other than documents and other materials that constitute work product in the civil actions that are the subject of the Release Agreement that is attached to this Agreement as Exhibit D, relating to the Patent Rights, including all patent prosecution files therefor. B&W and AutoImmune shall each also, without further consideration, cause (i) its counsel to deliver their complete files, other than documents and materials that constitute work product in the civil actions that are the subject of the release that is attached to this Agreement as Exhibit D, relating to the Patent Rights to Buyer and to cooperate fully with Buyer to promptly transfer the prosecution of the Patent Rights to Buyer and its counsel, and (ii) the inventors of the Patent Rights to cooperate fully with Buyer (e.g., by signing assignments or other appropriate documents or papers, taking oaths, giving testimony and/or being interviewed by counsel, etc.) in the procurement, prosecution, maintenance, enforcement and/or defense of the Patent Rights worldwide. Notwithstanding the foregoing, B&W and AutoImmune shall not be obligated to transfer any privileged documents relating to the civil actions that are the subject of the Release Agreement that is attached to this Agreement as Exhibit D.

     8.2 FURTHER ASSURANCES. From and after the Closing Date, from time to time, at Buyer's request and without further consideration, B&W and AutoImmune shall each execute and deliver such other instruments and take such other action as Buyer may reasonably request to transfer, deliver and vest in Buyer title to and possession of the Patent Rights, to enforce Buyer's rights in the Patent Rights and otherwise to consummate the transactions contemplated by the Agreement.

     8.3  INDEMNIFICATION.

     (A) To the extent provided in this Section 8.3, B&W and AutoImmune shall each indemnify and hold Buyer, its Affiliates and their respective officers, directors, agens and shareholders harmless from and against any claim, demand or action to the extent that such claim, demand or action arises from, is based on or otherwise results from any breach of such Person's representations, warranties or covenants under this Agreement. To the extent provided in this
Section 8.3, such Person will bear the expense of the defense of any such claim, demand or action (including all attorneys' and experts' fees and court costs) and pay any damages and settlements finally awarded by a court of competent jurisdiction and all losses and costs that are attributable to such claim, demand or action, provided that Buyer notifies such Person promptly in writing of the claim, demand or action. Buyer shall allow such Person to direct the defense or settlement of such claim, demand or action through counsel of such Person's choice (reasonably acceptable to Buyer, such acceptance not be unreasonably withheld or delayed) and shall cooperate fully with such person in the defense thereof (such as by making relevant documents and personnel reasonably available to such Person and by giving testimony and otherwise providing evidence, as appropriate, at such Person's cost and expense), provided that no settlement or compromise of any such claim, demand or action admitting liability of or imposing duties of performance or non-performance upon Buyer may be effected without the prior written consent of Buyer. Notwithstanding the foregoing, Buyer shall be entitled (but not obligated) to participate in the defense of any such claim, demand or action through separate counsel of its choice at its expense. B&W and/or AutoImmune shall not be responsible for any settlement or compromise made without its consent, which consent shall not be unreasonably withheld or delayed.

     (B) The total aggregate liability of each of B&W and AutoImmune under this
Section 8.3 or Article Five or otherwise for breach of any representation, warranty or covenant (inclusive of all defense costs such as attorneys' and experts' fees and court costs) shall be limited to (a) a right of deduction and offset against the Subsequent Payments (up to a maximum of $2,850,000 in the case of AutoImmune and a maximum of $150,000 in the case of B&W), provided that Buyer must first so exhaust the Subsequent Payments if circumstances permit it to do so, and (b) should the Subsequent Payments be so exhausted or in circumstances in which Buyer is unable to exercise its right of deduction and offset against them, a right to make a claim against AutoImmune or B&W for an amount up to the amount of the purchase price that each has actually received hereunder or under the Separate Agreement (in the case of AutoImmune, a maximum of $3,800,000 in the event that the Subsequent Payments are exhausted and $6,650,000 in the event that circumstances do not permit Buyer to exercise its right to exhaust the Subsequent Payments; in the case of B&W, a maximum of $200,000 in the event that Subsequent Payments are exhausted and $350,000 in the event that circumstances do not permit Buyer to exercise its right to exhaust the Subsequent Payments). Buyer's right under clause (b) of this paragraph is subject to (i) the exception that, with respect to an indemnity claim by Buyer under this Section 8.3 or Article Five or otherwise resulting from a breach by either B&W or AutoImmune of its representations and warranties under Section 5(c), such total aggregate liability shall be limited to the Subsequent Payments actually paid or payable to each of them hereunder (a maximum of $2,850,000 in the case of AutoImmune and a maximum of $150,000 in the case of B&W) and (ii) the exception that, with respect to an indemnity claim by Buyer under this Section 8.3 or Article Five or otherwise resulting from a breach by B&W of its representations and warranties under Section 5(f), such total aggregate liability shall be limited to the Subsequent Payments actually paid or payable to B&W hereunder (a maximum of $150,000), and, in either case, Buyer shall, if circumstances permit, first exercise its right of deduction and offset against the Subsequent Payments.

     (C) Notwithstanding the limitations of Section B above, in the event Buyer is able to establish that AutoImmune had actual knowledge that B&W, at the time of entering into and closing this Agreement, was in breach any of its representations and warranties contained in Article 5, in addition to Buyer's rights against B&W under this Section 8.3, AutoImmune acknowledges and agrees that Buyer shall have a right of deduction and offset against the Subsequent Payments to be received by AutoImmune (up to a maximum of $2,850,000, and a right to make a claim against AutoImmune for an amount up to the amount of the purchase price that AutoImmune has actually received under this Agreement ($3,800,000 in the event that the Subsequent Payments have been exhausted and $6,650,000 in the event that circumstances do not permit Buyer to exercise its right to exhaust the Subsequent Payments), provided that Buyer shall, if circumstances permit, first exercise its right of deduction and offset against the Subsequent Payments.

     (D) AutoImmune and B&W shall have no liability to Buyer under or with respect to this Agreement except as provided in this Section 8.3.

     8.4 DISCLAIMER OF CONSEQUENTIAL DAMAGES; ETC. Notwithstanding the provisions of Section 8.3 or otherwise, in no event will B&W, AutoImmune or Buyer be liable to any other party to this Agreement or its Affiliates for any incidental, special, punitive, consequential or exemplary damages or lost profits resulting from or arising under this Agreement, regardless of the cause or theory of action (whether contract, tort, including strict liability and negligence, or otherwise).

9.   GENERAL PROVISIONS

     9.1 PAYMENT OF CERTAIN EXPENSES. Buyer shall be responsible for paying all recording fees necessary to record the instruments of conveyance and assignment contemplated herein. Subject to the foregoing, each party shall be liable for its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement.

     9.2 WAIVER. Any of the terms and conditions of this Agreement may be waived at any time and from time to time in writing by the party or parties entitled to the benefits thereof without affecting any other terms or conditions of this Agreement.

     9.3 GOVERNING LAW AND FORUM. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws principles thereof. In the event of any claim or dispute arising out of this Agreement, the parties hereby irrevocably consent and submit to the exclusive jurisdiction of the federal and state courts in the State of Delaware. Each party agrees to accept service of process by registered or certified mail or the equivalent thereof direct to the address in effect pursuant to the Release Agreement or by whatever other means are permitted by such court. The parties irrevocably waive any claim that any suit, action or proceeding brought in the federal or state court in the State of Delaware has been brought in an inconvenient forum.

     9.4 SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of an be binding upon the parties, and their successors and assigns.

     9.5 INTERPRETATION. In any interpretation of this Agreement, it shall be deemed that this Agreement was prepared jointly by the parties, and no ambiguity shall be construed or resolved against any party on the premise or presumption that such party was responsible for drafting this Agreement.

     9.6 SEVERABILITY. If any provision of this Agreement is declared or found to be illegal, unenforceable or void, then all parties shall be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void. Further this Agreement shall be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable while preserving its intent or, if that is not possible, by substituting therefor another provision that is legal and enforceable and achieves the same intended objective. If the remainder of this Agreement shall not be affected by such illegal, unenforceable or void provision and its capable of substantial performance, then each provision not so affected shall be enforced to the extent permitted by law.

     9.7. SINGULAR/PLURAL. Whenever in the context it appears appropriate, each term stated either in the singular or the plural shall include both the singular and the plural.

     9.8 HEADINGS. Section and subsection headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     9.9 COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same agreement. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto.

     9.10 MEDIA RELEASES. All media releases, public announcements and public disclosures by B&W, AutoImmune or Buyer, or their respective Affiliates, representatives, employees or agents, relating to this Agreement or its subject matter or using the name of another party, but not including any announcement intended solely for internal distribution by a party or its Affiliate or any disclosure required (in the opinion of counsel for a party or its Affiliate) by legal, accounting or regulatory requirements, shall be coordinated with and approved in writing by the other parties prior to the release thereof.

     9.11 WAIVER. No delay or omission by a party to exercise any right or power hereunder shall impair any right or power or be construed to be a waiver thereof. A waiver by any party of any of the covenants, conditions or agreements to be performed by any other party or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement contained herein. All remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any party at law, in equity or otherwise, and may be enforced concurrently therewith or from time to time.

     9.12 ENTIRE AGREEMENT; AMENDMENT. This Agreement (including its Exhibits) and the instruments of conveyance and other documents and agreements referred to herein contain the entire agreement between the parties with respect to the subject matter hereof, and supersede any prior agreement, understanding or representations relating thereto. No representation, promise or inducement has been made by either Person of Seller or Buyer that is not embodied in this Agreement (including its Exhibits) or the instruments of conveyance or other documents or agreements referred to herein. This Agreement may be amended or modified only by a written instrument executed by B&W, AutoImmune and Buyer or their respective successors and assigns.

     9.13 SEVERAL AND NOT JOINT. All representations, warranties, covenants and agreements of AutoImmune and B&W under this Agreement shall be several and not joint.

                      (Signatures continues on next page.)

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement effective as of the Effective Date.

SELLER:

THE BRIGHAM AND WOMEN'S HOSPITAL, INC.

By:    /s/ William D. Terry
       -----------------------------------

Name:  William D. Terry, M.D.
       ----------------------------------

Title: V.P. of CSR&L
       ------------------------------


AUTOIMMUNE INC.

By:    /s/ Robert C. Bishop
       ------------------------------------

Name:  Robert C. Bishop, Ph.D.
       -----------------------------------

Title: Chief Executive Officer
       -----------------------------


BUYER:

NEURALAB LIMITED

By:    /s/ Kevin Insley
       ------------------------------------

Name:  Kevin Insley
       -----------------------------------

Title: Vice President
       ------------------------------

                                GUARANTY OF ELAN
                                ----------------


For the valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in consideration of B&W and AutoImmune (collectively, the "Seller") executing and delivering the within Agreement for Assignment of Patent Rights (the "Agreement"), Elan Pharmaceuticals, Inc. ("Elan") hereby unconditionally guarantees to Seller, their respective successors and assigns, full and prompt payment and performance of all of the obligations of Neuralab Limited under the Agreement. This guaranty shall operate as continuing, absolute and irrevocable. The liability of Elan hereunder shall be primary, and Elan hereby waives all suretyship defenses to enforcement of this Guaranty. The provisions of Section 9.3 of the Agreement shall apply to this Guaranty.


ELAN PHARMACEUTICALS, INC.

By:    /s/ Paul Goddard
       ----------------

Name:  Paul Goddard
       --------------

Title: President & CEO
       -----------------

                                   EXHIBIT A

                                 PATENT RIGHTS


         U.S. Provisional Number [__________] filed [________________]

         U.S. Provisional Number [__________] filed [________________]

        U.S. Patent Application [____________] filed [________________]

                                   EXHIBIT B

                              COMMON STOCK WARRANT


                     WARRANT REGISTRATION RIGHTS AGREEMENT


                                [to be attached]

                                   EXHIBIT C


     THIS ASSIGNMENT, by THE BRIGHAM AND WOMEN'S HOSPITAL, INC. a Massachusetts charitable corporation, and having its principal place of business in BOSTON, MASSACHUSETTS (hereinafter referred to as "the Assignor"), witnesseth:

     WHEREAS, by virtue of three (3) Assignments recorded in the United States Patent and Trademark Office, at reel [____], frame [___], reel [____], frame [____] and reel [____] frame [____] the Assignor is the owner of the entire right, title and interest of the inventions set forth as follows:

     Title of Invention: [_________________________________________________]
                    Alzheimer's Disease

     Filing date:  [________________]    Serial No.:  [__________];
     Filing date:  [________________]    Serial No.:  [__________]; and
     Filing date:  [________________]    Serial No.:  [__________]


     WHEREAS, NEURALAB LIMITED, a corporation duly organized under and pursuant to the laws of BERMUDA, and having its principal place of business at 102 ST. JAMES COURT, FLATTS, SMITHS FL04 BERMUDA (hereinafter referred to as "the Assignee") has acquired the entire right, title and interest in and to said inventions, the right to file applications on said inventions and the entire right, title and interest in and to any applications, including provisional applications for Letters Patent of the United States or other countries claiming priority to said applications, and in and to any Letters Patent or Patents, United States or foreign, to be obtained therefor and thereon.

     NOW, THEREFORE, effective as of March _____, 2000, for good and sufficient consideration, the receipt and adequacy of which is hereby acknowledged, the Assignor has sold, assigned, transferred, and set over, and by these presents does sell, assign, transfer and set over, unto the Assignee, its successors, legal representatives and assigns the entire right, title and interest in and to the above-mentioned inventions, the right to file applications for Letters Patent or Patents of the United States or other countries claiming priority to said applications, and any and all Letters Patent or Patents of the United States of America and all foreign countries that may be granted therefor and thereon, and in and to any and all applications claiming priority to said applications, divisions, continuations and continuations-in-part of said applications, and reissues and extensions of said Letters Patent or Patents, and all rights under the International Convention for the Protection of Industrial Property and all rights to sue for past infringements thereof or thereon, the same to be held and enjoyed by the Assignee, for its own use and behalf and the use and behalf of its successors, legal representatives and assigns, to the full end of the term or terms for which Letters Patent or Patents may be granted as fully and entirely as the same would have been held and enjoyed by the Assignor had this sale and assignment not been made;

     AND for the same consideration, the Assignor hereby covenants and agrees to and with the Assignee, its successors, legal representatives and assigns, that the Assignor will, whenever counsel of the Assignee, or the counsel of its successors, legal representatives and assigns, shall advise that any proceeding in connection with said inventions or said applications for Letters Patent or Patents, or any proceeding in connection with Letters Patent or Patents for said inventions in any country, including interference proceedings, is lawful and desirable, or that any application claiming priority to said application, division, continuation, or continuation-in-part of any applications for Letters Patent or Patents, or any reissue or extension of any Letters Patent or Patents to be obtained thereon, is lawful and desirable, sign all papers and documents, take all lawful oaths, and do all acts necessary or required to be done for the procurement, maintenance, enforcement and defense of Letters Patent or Patents for said inventions, without charge to the Assignee, its successors, legal representatives and assigns, but at the cost and expense of the Assignee, its successors, legal representatives and assigns;

     AND the Assignor hereby requests the Commissioner of Patents to issue any and all said Letters Patent or Patents of the United States to the Assignee, as the Assignee of said inventions and the Letters Patent or Patents to be issued thereon for the sole use and behalf of the Assignee, its successors, legal representatives and assigns;

     AND Assignor acknowledges and confirms that this ASSIGNMENT is made in connection with a certain Agreement for Assignment of Patent Rights dated effective as of January 29, 2000 among Assignor, Assignee and AutoImmune, Inc., a Delaware corporation.

     IN TESTIMONY WHEREOF, Assignor confirms that Assignor has signed its name on the date indicated below.

                              THE BRIGHAM AND WOMEN'S
                                  HOSPITAL, INC.


                              By:     /s/ William D. Terry, M.D.
                                      ----------------------------

                              Title:  Vice President
                                      --------------


Date:
     -----------------------

                                   EXHIBIT D

                               RELEASE AGREEMENT


                                [to be attached]

                                   EXHIBIT E


                         INVENTOR COOPERATION AGREEMENT


     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Dr. [________________], of [_______________________________________] hereby agrees to assist Neuralab
Limited a Bermuda company and/or its successors and assigns (the "BUYER"), in every way Buyer deems reasonably necessary or desirable (but at the Buyer's expense as provided below) to prosecute, procure and obtain and from time to time maintain, enforce and/or defend patent applications and patents worldwide on the inventions (the "INVENTIONS") which are claimed or based on or entitled to the priority date of U.S. Provisional Patent Applications numbered [__________], filed [______________] and [__________], filed [_________] and/or
U.S. Patent Application [__________] (collectively, the "APPLICATIONS").

     Accordingly, I agree that whenever counsel to the Buyer advises me that any proceeding in connection with the Applications or any patents resulting from any patent applications based on the Inventions or claiming priority from the Applications (collectively, the "PATENTS") in any country, including interference proceedings, is lawful and desirable, or that any patent application claiming priority from the Applications or claiming one or more of the Inventions, or any division, continuation or continuation-in-part of any such patent application, or any reissue or extension of any Patent, is lawful and desirable, that I will sign all lawful papers, instruments and documents, take all lawful oaths, give truthful testimony and do all acts reasonably necessary or required of me for the procurement, prosecution, maintenance, enforcement and/or defense of the Applications, resulting patent applications and/or Patents, without additional charge to the Buyer for my time during the period while I am employed at The Brigham and Women's Hospital, Inc., but at the cost and expense of the Buyer for all costs and expenses involved (e.g., travel expenses, postage, courier expenses, other out-of-pocket expenses, etc.).

     My obligation to assist the Buyer as aforesaid in any and all countries shall continue beyond the termination of my employment with The Brigham and Women's Hospital, Inc., but Buyer shall compensate me at a reasonable rate after such termination for my time actually spent at the Buyer's requested on such assistance. Further, in the event that Buyer is unable for any reason whatsoever to secure my signature to any lawful and necessary paper, document or instrument required to apply for, prosecute, execute, renew, maintain, enforce and/or defend any patent application, Patent or other document or instrument with respect to an Invention (including renewals, extensions, continuations, divisions or continuations in part thereof, but not including any declarations supporting experimental results or opinions), I hereby irrevocably designate and appoint Buyer and its duly authorized officers and agents, as my agents and attorneys-in-fact to act for and in my behalf and instead of me, to execute and file any such application, paper, document, instrument or renewal and to do all other lawfully permitted acts to further the procurement, prosecution, maintenance, enforcement and/or defense of the Applications, resulting patent applications or Patents with the same legal force and effect as if executed by me.

Dated:    March 15, 2000
      ------------------


                              /s/
                              ------------------------------
                              Dr. [________________]

                                   EXHIBIT F


                         INVENTOR COOPERATION AGREEMENT


     For good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Dr. [________________], of [_______________________________________] hereby agrees to assist Neuralab
Limited a Bermuda company and/or its successors and assigns (the "BUYER"), in every way Buyer deems reasonably necessary or desirable (but at the Buyer's expense as provided below) to prosecute, procure and obtain and from time to time maintain, enforce and/or defend patent applications and patents worldwide on the inventions (the "INVENTIONS") which are claimed or based on or entitled to the priority date of U.S. Provisional Patent Applications numbered [__________], filed [____________] and [_________], filed [___________] and/or
U.S. Patent Application [__________] (collectively, the "APPLICATIONS").

     Accordingly, I agree that whenever counsel to the Buyer advises me that any proceeding in connection with the Applications or any patents resulting from any patent applications based on the Inventions or claiming priority from the Applications (collectively, the "PATENTS") in any country, including interference proceedings, is lawful and desirable, or that any patent application claiming priority from the Applications or claiming one or more of the Inventions, or any division, continuation or continuation-in-part of any such patent application, or any reissue or extension of any Patent, is lawful and desirable, that I will sign all lawful papers, instruments and documents, take all lawful oaths, give truthful testimony and do all acts reasonably necessary or required of me for the procurement, prosecution, maintenance, enforcement and/or defense of the Applications, resulting patent applications and/or Patents, without additional charge to the Buyer for my time during the period while I am employed at The Brigham and Women's Hospital, Inc., but at the cost and expense of the Buyer for all costs and expenses involved (e.g., travel expenses, postage, courier expenses, other out-of-pocket expenses, etc.).

     My obligation to assist the Buyer as aforesaid in any and all countries shall continue beyond the termination of my employment with The Brigham and Women's Hospital, Inc., but Buyer shall compensate me at a reasonable rate after such termination for my time actually spent at the Buyer's requested on such assistance. Further, in the event that Buyer is unable for any reason whatsoever to secure my signature to any lawful and necessary paper, document or instrument required to apply for, prosecute, execute, renew, maintain, enforce and/or defend any patent application, Patent or other document or instrument with respect to an Invention (including renewals, extensions, continuations, divisions or continuations in part thereof, but not including any declarations supporting experimental results or opinions), I hereby irrevocably designate and appoint Buyer and its duly authorized officers and agents, as my agents and attorneys-in-fact to act for and in my behalf and instead of me, to execute and file any such application, paper, document, instrument or renewal and to do all other lawfully permitted acts to further the procurement, prosecution, maintenance, enforcement and/or defense of the Applications, resulting patent applications or Patents with the same legal force and effect as if executed by me.

Dated:    March 15, 2000
        -----------------


                              /s/
                              -----------------------
                              Dr. [________________]